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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 30, 1997, except as to Note 14, which is as of November 17, 1997, which appears on page F-2 of the Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 of Landmark Systems Corporation dated November 18, 1997.



Price Waterhouse LLP

Falls Church, Virginia
February 13, 1998